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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2001

                           Greka Energy Corporation
            (Exact name of registrant as specified in its charter)

        Colorado                     0-20760                    84-1091986
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)              Identification No.)

630 Fifth Avenue, Suite 1501, New York, NY                         10111
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 218-4680

                                Not applicable
         (Former name or former address, if changed since last report)

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Item 7.   Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is furnished as part of this report:

        Exhibit No. 1                   Description

                        Letter from Hein + Associates LLP to the Securities and Exchange Commission.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2002                 GREKA ENERGY CORPORATION.



                                        By: /s/ Randeep S. Grewall
                                           ---------------------------
                                            Randeep S. Grewal
                                            Chairman and Chief Executive Officer